SECOND AMENDMENT TO OPERATION AND SERVICE AGREEMENT

This Second Amendment to Operation and Service Agreement (this “Second Amendment”) is entered into and effective as of this 30th day of April, 2013, by and among La Grange Acquisition, L.P. d/b/a Energy Transfer Company (“Operator”), Regency GP LP (the “General Partner”), Regency Energy Partners LP (the “Partnership”) and Regency Gas Services LP (“Owner”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement (as defined below).

WITNESSETH

Operator, the General Partner, the Partnership and Owner (collectively “the Parties”) are parties to that certain Operation and Service Agreement, dated May 19, 2011, as amended November 1, 2011 (as amended, the “Agreement”), covering the operation of certain assets owned by Owner; and

The Parties desire to amend the Agreement as set forth below;

THEREFORE, for and in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.
Schedule 1.3(A) is hereby deleted in its entirety and replaced with the attached Schedule 1.3(A) – Revision 1. All references in the Agreement to Schedule 1.3(A) shall be deemed to be to Schedule 1.3(A) – Revision 1.

2.	Article 1, Section 1.3 is deleted in its entirety and replaced with the following:

1.3     Description of the Facilities. Subject to the terms hereof, the facilities covered by this Agreement are more particularly identified in Schedule 1.3(A) (the facilities, the personalty, fixtures and real property associated therewith are referred to herein as, individually, a “Facility” and collectively, the “Facilities,” and the real property on which such personalty and fixtures are located may be singularly referred to as the “Premises”). Upon mutual agreement of the parties, other facilities and premises may be added to the terms of this Agreement. It is understood and agreed by the parties that the Facilities subject to this Agreement exclude Third Party Operator Assets and Owner-Operated Assets as defined and described in Schedule l.3(A). Title to, and ownership of, the Facilities and Premises shall remain vested in Owner, Owner’s subsidiary(ies) or Owner’s lessee(s), as applicable. Title to any new Facility or Premises or improvement or replacement to any existing Facility which is obtained or constructed pursuant to this Agreement, and with particularity Article 4, shall vest automatically in Owner, Owner’s subsidiary(ies) or Owner’s lessee(s), as applicable, without any other action necessary hereunder.

3.
The parties agree to work in good faith to transition all remaining services (by asset area) provided under the Operating Agreement by August 1, 2013, however, Owner may require additional support for selected services (to be determined by Owner) beyond August 1, 2013. This Agreement shall terminate on the earlier to occur of (a) December 1, 2013 or (b) an earlier date determined by Regency and communicated to Operator by written notice.

Except as amended by this Second Amendment, the Agreement shall remain unmodified and in full force and effect.

This Second Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of Texas, without giving effect to the conflicts of law provisions or rules (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas.

This Second Amendment may be executed by facsimile signatures and such signatures shall be deemed binding for all purposes hereof without delivery of an original signature being thereafter required. This Second Amendment may be executed in one or more counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same documents.

IN WITNESS WHEREOF, this Second Amendment is executed as of the date first above written.

OPERATOR:

LA GRANGE ACQUISITION, L.P.,
dba Energy Transfer Company
By: LA GP, LLC, its general partner

By: /s/ Martin Salinas, Jr.

Name: Martin Salinas, Jr.

Title:

OWNER:

REGENCY GAS SERVICES LP
By: Regency OLP GP LLC, its general partner

By: Thomas E. Long

Name: Thomas E. Long

Title: Vice President

THE PARTNERSHIP:

REGENCY ENERGY PARTNERS LP
By: Regency GP LP, its general partner
By: Regency GP LLC, its general partner

By: /s/ Thomas E. Long

Name: Thomas E. Long

Title: EVP, CFO & Secretary

THE GENERAL PARTNER:

REGENCY GP LP
By: Regency GP LLC, its general partner

By: /s/ Thomas E. Long

Name: Thomas E. Long

Title: EVP, CFO & Secretary

SCHEDULE 1.3(A) – Revision 1
To the Operation and Service Agreement dated May 19, 2011, as amended November 1, 2011, among La Grange Acquisition, L.P., dba Energy Transfer Company, a Texas limited partnership (“Operator”), Regency GP LP (the “General Partner”) and Regency Gas Services LP (“Owner”)

Facilities

(Maps on subsequent pages)

Midcon System - Overview

Kansas
Oklahoma
Colorado
Kansas
Hamilton County
Finney County
Garden City
Dodge City
Ford County
Gray County
Lakin
Stanton County
Grant County
Grant County
Haskell County
Morton County
Stevens County
Stevens County
Seward County
Meade County
Clark County
Liberal
Kansas
Oklahoma
Mocane
Buffalo
Harper County
Beaver County
Texas County
Texas County
Oklahoma
Texas
Texas
50
160
56
56
400
54
64
270
102°15'0"W
102°0'0"W
101°45'0"W
101°30'0"W
101°15'0"W
101°0'0"W
100°45'0"W
100°30'0"W
100°15'0"W
100°0'0"W
99°45'0"W
99°30'0"W
38°15'0"N
38°0'0"N
37°45'0"N
37°30'0"N
37°15'0"N
37°0'0"N
36°45'0"N
36°30'0"N

Legend

Plant Facility — Regency Operated

1 inch equals 20.1 miles

REGENCY

RGP NLA Assets

Arkansas
Louisiana
Texas
Lisbon Plant
Sharon Plant
Dubach Plant
Dubberly Plant
Elm Grove Plant
Logansport Treater
Copyright: ©2013 Esri, DeLorme, NAVTEQ
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Legend
Plant Facility
RGP NLA
GULF STATES TRANSMISSION
REGENCY FIELD SERVICES LLC
REGENCY INTRASTATE GAS LP
REGENCY LIQUIDS LLC
Midcontinent Express Pipeline LLC
1 inch = 17 miles
0 5 10 20 Miles
REGENCY

SOUTH TEXAS SYSTEM

CARRIZO ZOLKOWSKI
PANNA-MARIA/ FASHING
BIG FOOT
Fashing Plant
Ridgeback
Big Wells
WHITE KITCHEN
Tilden Plant
TILDEN
McMullen SYSTEM
Gold River
PJV
LA SALLE/ FS4 SYSTEM
1 inch = 7 miles
0 5 10 20 30 Miles
Legend
Delivery Point
Plant Facility
Compressor
RGP STX
LEAN AND SOUR
RICH AND SOUR
RICH AND SWEET
Date Saved: 4/17/2013 3:41:05 PM
Path: A:\GIS\MXD\South Texas System-NoSM.mxd

REGENCY
GAS SERVICES

Third Party Operator Assets

All assets owned by Owner’s subsidiary, WGP-KHC LLC, which are located in Kearny, Finney, Haskell, Seward, Stevens, Grant, Stanton, and Morton Counties, Kansas.

All facilities owned by Owner’s subsidiary Regency Field Services LLC that are located in West Virginia.

Owner-Operated Assets

All assets constructed pursuant to that certain Amended and Restated Gas Gathering Agreement dated May 31, 2011 between Regency Field Services LLC and SM Energy Company, which assets are located in Webb and Dimmit Counties, Texas.

All assets owned by Owner and located in New Mexico and in the following Texas Counties: Loving, Crane, Ector, Pecos Ward, Winkler, Reeves, Terrell, Crockett, Upton, Gaines, Andrews, Reagan, and Sutton.